UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2013

STEWART ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

LOUISIANA	1-15449	72-0693290
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1333 South Clearview Parkway Jefferson, Louisiana	70121
(Address of principal executive offices)	(Zip Code)

(504) 729-1400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On December 23, 2013 (the “Effective Time”), Service Corporation International, a Texas corporation (“SCI”) completed its previously announced acquisition of Stewart Enterprises, Inc., a Louisiana corporation (“Stewart”), pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of May 28, 2013, by and among Stewart, SCI, and Rio Acquisition Corp., a Delaware corporation and wholly owned subsidiary of SCI (“Acquisition Sub”). Pursuant to the Merger Agreement, Acquisition Sub merged with and into Stewart (the “Merger”), with Stewart surviving the Merger as a wholly owned subsidiary of SCI. As a result of the Merger, holders of Stewart’s Class A and Class B common stock are entitled to receive $13.25 in cash, without interest, for each share of common stock they hold (the “Per Share Merger Consideration”).

Item 1.01 Entry into a Material Definitive Agreement.

3.125% Senior Convertible Notes due 2014

On December 23, 2013, following the completion of the Merger, Stewart entered into a supplemental indenture (the “2014 Supplemental Indenture”) to that certain Indenture dated as of June 27, 2007 by and among Stewart, the guarantors named therein, and U.S. Bank National Association, as trustee, with respect to the 3.125% Senior Convertible Notes due 2014 (the “2014 Notes”). The 2014 Supplemental Indenture adjusts the conversion obligation for each $1,000 principal amount of 2014 Notes surrendered for conversion to be based from and after the Effective Time upon the Per Share Merger Consideration and be settled in cash.

A copy of the 2014 Supplemental Indenture is filed as Exhibit 4.1 hereto and is incorporated herein by reference. The description of the 2014 Supplemental Indenture contained herein is qualified in its entirety by the full text of such exhibit.

3.375% Senior Convertible Notes due 2016

On December 23, 2013, following the completion of the Merger, Stewart entered into a supplemental indenture (the “2016 Supplemental Indenture”) to that certain Indenture dated as of June 27, 2007 by and among Stewart, the guarantors named therein, and U.S. Bank National Association, as trustee, with respect to the 3.375% Senior Convertible Notes due 2016 (the “2016 Notes”). The 2016 Supplemental Indenture adjusts the conversion obligation for each $1,000 principal amount of 2016 Notes surrendered for conversion to be based from and after the Effective Time upon the Per Share Merger Consideration and be settled in cash.

A copy of the 2016 Supplemental Indenture is filed as Exhibit 4.2 hereto and is incorporated herein by reference. The description of the 2016 Supplemental Indenture contained herein is qualified in its entirety by the full text of such exhibit.

6.50% Senior Notes due 2019

On December 23, 2013, following the completion of the Merger, Stewart, SCI and U.S. Bank National Association, as trustee, entered into a second supplemental indenture (the “Second Supplemental Indenture”) to that certain Indenture dated April 18, 2011 (the “2019 Indenture”) by and among Stewart, the guarantors named therein and the trustee with respect to the 6.50% Senior Notes due 2019 (the “2019 Notes”). Under the terms of the Second Supplemental Indenture, SCI agreed to fully and unconditionally guarantee the 2019 Notes and the obligations of Stewart under the terms of the 2019 Indenture.

A copy of the Second Supplemental Indenture is filed as Exhibit 4.3 hereto and is incorporated herein by reference. The description of the Second Supplemental Indenture contained herein is qualified in its entirety by the full text of such exhibit.

Guarantee of SCI Credit Agreement

On December 23, 2013, following the completion of the Merger, Stewart and certain of its subsidiaries as subsidiary guarantors entered into a Guarantee Agreement (the “Guarantee Agreement”), pursuant to which Stewart and the subsidiary guarantors agreed to provide a guarantee of that certain Credit Agreement, dated as of July 2, 2013, among SCI, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

A copy of the Guarantee Agreement is filed as Exhibit 4.4 hereto and is incorporated herein by reference. The description of the Guarantee Agreement contained herein is qualified in its entirety by the full text of such exhibit.

Item 1.02 Termination of Material Definitive Agreement.

On December 23, 2013, following the completion of the Merger, Stewart terminated the Third Amended and Restated Credit Agreement, dated as of April 20, 2011, by and among Stewart, Empresas Stewart-Cementerios and Empresas Stewart-Funerarias, as borrowers, Bank of America, N.A., as administrative agent, collateral agent, swing line lender and L/C issuer and the other lenders party thereto. As of December 23, 2013, there were no amounts drawn on the credit facility. All outstanding letters of credit will remain in place with Bank of America, N.A., as issuer, under SCI’s credit facility. No early termination or prepayment penalties were incurred.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 23, 2013, pursuant to the Merger Agreement, Acquisition Sub merged with and into Stewart, with Stewart surviving the Merger as a wholly owned subsidiary of SCI. At the Effective Time, each share of Stewart’s Class A common stock and Class B common stock issued and outstanding immediately prior to the Effective Time converted automatically into the right to receive the Per Share Merger Consideration.

Also at the Effective Time, Stewart stock options and restricted shares were cancelled in exchange for the Per Share Merger Consideration or, in the case of stock options, the excess, if any, of the Per Share Merger Consideration over the exercise price of the option.

The foregoing description of the Merger and the rights of holders of Stewart’s Class A and Class B common stock is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to Stewart’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 29, 2013 and which is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 23, 2013, in connection with closing of the Merger, Stewart notified The NASDAQ Stock Market, LLC (“NASDAQ”) that trading in Stewart’s Class A common stock should be suspended and the listing of Stewart’s Class A common stock on the NASDAQ Global Select Market should be removed. Stewart requested that NASDAQ file with the SEC an application on Form 25 to delist and deregister Stewart’s Class A common stock under Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”). Stewart intends to file with the SEC a Form 15 with respect to Stewart’s Class A common stock at the time such filing is permitted under SEC rules requesting that the reporting obligations of Stewart under Sections 13(a) and 15(d) of the Exchange Act be suspended.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Items 1.01, 2.01, 3.01 and 5.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01 Changes in Control of Registrant.

A change of control of Stewart occurred on December 23, 2013 upon the filing of certificates of merger with the Secretary of State of the State of Louisiana and the Secretary of State of the State of Delaware, at which time Acquisition Sub merged with and into Stewart. As a result of the Merger, Stewart became a wholly owned subsidiary of SCI, with SCI owning all of Stewart’s common stock. The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01 Other Events.

On December 23, 2013, in connection with the Merger, Stewart and SCI agreed with the U.S. Federal Trade Commission to the entry of a consent decree and Order to Hold Separate and Maintain Assets, which has been accepted for public comment.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger dated as of May 28, 2013, by and among Stewart Enterprises, Inc., Service Corporation International and Rio Acquisition Corp. (incorporated by reference to Exhibit 2.1 of our Current Report on Form 8-K filed with the SEC on May 29, 2013)

4.1	First Supplemental Indenture dated as of December 23, 2013 to the Indenture dated as of June 27, 2007 by and among Stewart Enterprises, Inc., the subsidiary guarantors and U.S. Bank National Association, as trustee (relating to the 3.125% Senior Convertible Notes due 2014)

4.2	First Supplemental Indenture dated as December 23, 2013 to the Indenture dated as of June 27, 2007 by and among Stewart Enterprises, Inc., the subsidiary guarantors and U.S. Bank National Association, as trustee (relating to the 3.375% Senior Convertible Notes due 2016)

4.3	Second Supplemental Indenture dated as of December 23, 2013 to the Indenture dated as of April 18, 2011 by and among Stewart Enterprises, Inc., Service Corporation International and U.S. Bank National Association, as trustee (relating to the 6.50% Senior Notes due 2014)

4.4	Guarantee Agreement dated as of December 23, 2013 made by Stewart Enterprises, Inc. and certain of its subsidiaries

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEWART ENTERPRISES, INC.

December 23, 2013	/s/ Lewis J. Derbes, Jr.
Lewis J. Derbes, Jr.
Senior Vice President, Chief Financial Officer
and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger dated as of May 28, 2013, by and among Stewart Enterprises, Inc., Service Corporation International and Rio Acquisition Corp. (incorporated by reference to Exhibit 2.1 of our Current Report on Form 8-K filed with the SEC on May 29, 2013)

4.1	First Supplemental Indenture dated as of December 23, 2013 to the Indenture dated as of June 27, 2007 by and among Stewart Enterprises, Inc., the subsidiary guarantors and U.S. Bank National Association, as trustee (relating to the 3.125% Senior Convertible Notes due 2014)

4.2	First Supplemental Indenture dated as December 23, 2013 to the Indenture dated as of June 27, 2007 by and among Stewart Enterprises, Inc., the subsidiary guarantors and U.S. Bank National Association, as trustee (relating to the 3.375% Senior Convertible Notes due 2016)

4.3	Second Supplemental Indenture dated as of December 23, 2013 to the Indenture dated as of April 18, 2011 by and among Stewart Enterprises, Inc., Service Corporation International and U.S. Bank National Association, as trustee (relating to the 6.50% Senior Notes due 2014)

4.4	Guarantee Agreement dated as of December 23, 2013 made by Stewart Enterprises, Inc. and certain of its subsidiaries